Exhibit 99.1

Non-GAAP Financial Measures:

We report our financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). Our non-GAAP financial measures are provided in addition to, and should not be considered as an alternative to, other performance or liquidity measure derived in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and you should not consider them either in isolation or as a substitute for analyzing our results as reported under GAAP. In addition, because not all companies use identical calculations, the presentations of our non-GAAP financial measures may not be comparable to other similarly titled measures of other companies and can differ significantly from company to company.

Management believes that these non-GAAP financial measures provide users of our financial information with useful supplemental information that enables a better comparison of our performance or liquidity across periods. In addition, we use certain of these non-GAAP financial measures as performance measures as they are important metrics used by management to evaluate and understand the underlying operations and business trends, forecast future results and determine future capital investment allocations. We also use certain of our non-GAAP financial measures as indicators of our ability to generate cash to meet our liquidity needs and to assist our management in evaluating our financial flexibility, capital structure and leverage. These non-GAAP financial measures supplement comparable GAAP measures in the evaluation of the effectiveness of our business strategies, to make budgeting decisions, and/or to compare our performance and liquidity against that of other peer companies using similar measures.

EBITDA, Adjusted EBITDA and Adjusted Operating Expenses

We define EBITDA as net (loss) income before interest income, interest expense, loss on early extinguishment of debt, benefit from (provision for) income taxes and depreciation and amortization.

We define Adjusted EBITDA as net loss before interest income, interest expense, benefit from (provision for) income taxes and depreciation and amortization excluding costs that management believes are non-core to the underlying business of the Company, consisting of restructuring charges, integration costs, costs related to mergers and acquisitions, separation costs, non-cash equity-based compensation, long-term incentive plan costs, certain corporate costs, foreign currency gains (losses), non-service components of net periodic pension benefit (costs) and gains (losses) on disposal of businesses.

We define Adjusted Operating Expenses as total operating expenses excluding depreciation and amortization and costs that management believes are non-core to the underlying business of the Company, consisting of restructuring costs, integration costs, costs related to mergers and acquisitions, separation costs, non-cash equity-based compensation, long-term incentive plan costs and certain corporate costs.

EBITDA, Adjusted EBITDA and Adjusted Operating Expenses are supplemental non-GAAP financial measures of operating performance that do not represent and should not be considered as alternatives to net (loss) income or total operating expenses, as determined under GAAP. In addition, these measures may not be comparable to similarly titled measures used by other companies. These non-GAAP measures have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of the Company’s results or expenses as reported under GAAP. Some of these limitations are that these measures do not reflect:

•	changes in, or cash requirements for, our working capital needs or contractual commitments;

•	our interest expense, or the cash requirements to service interest or principal payments on our indebtedness;

•	our tax expense, or the cash requirements to pay our taxes;

•	recurring, non-cash expenses of depreciation and amortization of property and equipment and definite-lived intangible assets and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future;

•	the non-cash expense of stock-based compensation, which has been, and will continue to be for the foreseeable future, an important part of how we attract and retain our employees and a significant recurring expense in our business;

•	restructuring, mergers and acquisition and integration costs, all of which are intrinsic of our acquisitive business model; and

•	impact on earnings or changes resulting from matters that we consider not to be indicative of our future operations.

EBITDA, Adjusted EBITDA and Adjusted Operating Expenses should not be considered as measures of liquidity or measures determining discretionary cash available to us to reinvest in the growth of our business or as measures of cash that will be available to us to meet our obligations. We believe that the adjustments applied in presenting EBITDA, Adjusted EBITDA and Adjusted Operating Expenses are appropriate to provide additional information to investors about certain material non-cash and other items that management believes are non-core to the underlying business of the Company.

We use these measures as performance measures as they are important metrics used by management to evaluate and understand the underlying operations and business trends, forecast future results and determine future capital investment allocations. These non-GAAP measures supplement comparable GAAP measures in the evaluation of the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. We also believe that EBITDA, Adjusted EBITDA and Adjusted Operating Expenses are helpful supplemental measures to assist potential investors and analysts in evaluating our operating results across reporting periods on a consistent basis.

We define Free Cash Flow as net cash (used in) from operating activities, less cash used for additions to property and equipment.

We believe Free Cash Flow is an important measure of our liquidity. This measure is a useful indicator of our ability to generate cash to meet our liquidity demands. We use this measure to conduct and evaluate our operating liquidity. We believe it typically presents an alternate measure of cash flows since purchases of property and equipment are a necessary component of our ongoing operations and it provides useful information regarding how cash provided by operating activities compares to the property and equipment investments required to maintain and grow our platform. We believe Free Cash Flow provides investors with an understanding of how assets are performing and measures management’s effectiveness in managing cash.

Free Cash Flow is a non-GAAP measure and may not be comparable to similarly named measures used by other companies. This measure has limitations in that it does not represent the total increase or decrease in the cash balance for the period, nor does it represent cash flow for discretionary expenditures. This measure should not be considered as a measure of liquidity or cash flows from operations as determined under GAAP. This measure is not measurement of our financial performance under GAAP and should not be considered in isolation or as alternative to net (loss) income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of liquidity.

Pro Forma Financial Information:

This presentation includes certain pro forma financial information. The pro forma adjustments assume that the Company acquired Egencia, Ovation and DER as of January 1, 2019 and include a constant currency adjustment. The pro forma information is being provided for illustrative purposes only, has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Item 10(e) of Regulation S-K and Article 11 of Regulation S-X, and therefore does not reflect all of the adjustments that would be required to comply with Regulation S-K, Regulation S-X or any other rule or regulation of the Securities and Exchange Commission. In addition, the Pro Forma Information does not purport to indicate the results that would have been obtained had Egencia, Ovation and DER acquisitions occurred on January 1, 2019 or the results that may be realized in the future.

Rounding differences:

Percentages and figures in this presentation may include immaterial rounding differences.

	2019					2019 Pro Forma(2)					2020					2020 Pro Forma(2)					2021					2021 Pro Forma(2)					2022
(in $ millions; quarterly and pro forma information is unaudited)	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1

Key Operating Metrics
Total Transaction Value (TTV)(1)	$7,508	$7,243	$7,030	$5,887	$27,667	$10,270	$9,930	$9,610	$8,647	$38,457	$4,906	$34	$270	$353	$5,563	$6,317	$116	$524	$570	$7,527	$660	$1,212	$1,778	$2,735	$6,385	$915	$1,653	$2,421	$2,932	$7,922	$4,028
Transaction Growth (Decline)	31%	28%	7%	1%	17%	n/a	n/a	n/a	n/a	n/a	(22)%	(94)%	(86)%	(87)%	(71)%	(18)%	(93)%	(84)%	(85)%	(69)%	(82)%	274%	137%	348%	6%	(82)%	228%	118%	204%	(6)%	382%
Transaction Recovery vs. 2019	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	78%	6%	14%	13%	29%	82%	7%	16%	15%	31%	14%	22%	33%	57%	30%	15%	24%	35%	46%	29%	46%

Key Financial Metrics
Travel Revenue	$400	$419	$386	$400	$1,605	$562	$589	$543	$561	$2,256	$256	$70	$87	$54	$468	$356	$71	$101	$78	$606	$62	$80	$120	$186	$446	$82	$110	$161	$205	$558	$256
Products & Professional Services Revenue	119	138	121	136	514	134	157	137	146	573	114	72	62	77	325	127	78	69	81	354	64	74	78	101	317	68	78	82	103	331	94
Revenue	519	557	507	536	2,119	696	746	680	707	2,829	370	142	150	131	793	483	148	170	159	960	126	153	197	287	763	151	187	243	308	889	350

Cost of revenues (excluding depreciation and amortization)	227	222	213	218	880	n/a	n/a	n/a	n/a	n/a	217	105	100	107	529	n/a	n/a	n/a	n/a	n/a	82	95	126	173	477	n/a	n/a	n/a	n/a	n/a	173
Sales and marketing	65	68	71	82	286	n/a	n/a	n/a	n/a	n/a	65	45	41	47	199	n/a	n/a	n/a	n/a	n/a	43	45	51	61	201	n/a	n/a	n/a	n/a	n/a	72
Technology and content	85	84	83	87	339	n/a	n/a	n/a	n/a	n/a	85	68	60	64	277	n/a	n/a	n/a	n/a	n/a	57	59	63	85	264	n/a	n/a	n/a	n/a	n/a	90
General and administrative	61	62	61	71	255	n/a	n/a	n/a	n/a	n/a	49	37	37	60	181	n/a	n/a	n/a	n/a	n/a	39	41	42	92	213	n/a	n/a	n/a	n/a	n/a	65
Restructuring charges	1	0	4	6	12	n/a	n/a	n/a	n/a	n/a	5	8	76	116	206	n/a	n/a	n/a	n/a	n/a	(0)	(9)	4	19	14	n/a	n/a	n/a	n/a	n/a	2
Depreciation and amortization	34	37	33	38	141	n/a	n/a	n/a	n/a	n/a	38	34	37	39	148	n/a	n/a	n/a	n/a	n/a	34	36	34	50	154	n/a	n/a	n/a	n/a	n/a	44
Total operating expenses	472	474	466	502	1,913	649	654	648	671	2,622	459	298	350	434	1,540	636	429	493	557	2,115	255	268	320	480	1,323	368	371	431	515	1,685	446

Operating income (loss)	47	83	42	34	206	47	92	33	35	206	(89)	(156)	(201)	(303)	(747)	(147)	(274)	(317)	(417)	(1,155)	(129)	(114)	(124)	(193)	(560)	(215)	(191)	(187)	(202)	(795)	(96)

Interest income	1	1	2	1	5	1	1	2	1	5	1	0	0	0	1	1	0	0	0	1	0	0	0	1	1	0	0	0	0	1	0
Interest expense	(4)	(4)	(4)	(3)	(15)	(4)	(4)	(4)	(3)	(15)	(3)	(9)	(4)	(11)	(27)	(3)	(9)	(4)	(11)	(27)	(11)	(13)	(14)	(16)	(53)	(11)	(13)	(14)	(16)	(53)	(19)
Loss on early extinguishment of debt	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	(49)	(49)	0	0	0	(49)	(49)	0
Other (loss) income, net	(4)	8	(6)	(1)	(3)	(4)	9	(6)	0	(2)	9	1	(3)	7	14	13	(2)	(3)	4	12	5	(0)	1	4	8	4	2	2	4	12	0

Income (loss) before income taxes and share of losses from equity method investments	40	89	33	31	193	40	98	24	32	194	(82)	(163)	(209)	(305)	(759)	(136)	(285)	(324)	(424)	(1,169)	(135)	(128)	(137)	(253)	(653)	(221)	(202)	(199)	(262)	(885)	(115)
(Provision for) benefit from income taxes	(11)	(24)	(9)	(16)	(60)	(12)	(26)	(11)	(16)	(65)	22	32	47	46	145	25	54	30	39	148	22	73	31	60	186	23	76	35	59	193	25
Effective Tax Rate	27%	27%	28%	51%	31%	31%	26%	45%	51%	34%	27%	19%	22%	15%	19%	18%	19%	9%	9%	13%	16%	58%	23%	24%	28%	11%	37%	17%	23%	22%	22%
Share of earnings (losses) in equity method investments	1	2	1	1	5	1	2	1	1	5	(1)	(2)	(2)	(1)	(5)	(1)	(2)	(2)	(1)	(5)	(1)	(1)	(0)	(6)	(8)	(1)	(1)	(0)	(5)	(8)	(1)

Net income (loss)	$30	$66	$25	$17	$138	$28	$74	$14	$17	$134	$(60)	$(133)	$(164)	$(261)	$(619)	$(112)	$(232)	$(295)	$(386)	$(1,026)	$(114)	$(55)	$(106)	$(199)	$(475)	$(199)	$(127)	$(165)	$(209)	$(700)	$(91)

Reconcilation of net income (loss) to EBITDA, Adjusted EBITDA and Pro Forma Management Adjusted EBITDA:
Net income/(loss)	$30	$66	$25	$17	$138	$28	$74	$14	$17	$134	$(60)	$(133)	$(164)	$(261)	$(619)	$(112)	$(232)	$(295)	$(386)	$(1,026)	$(114)	$(55)	$(106)	$(199)	$(475)	$(199)	$(127)	$(165)	$(209)	$(700)	$(91)
Interest income	(1)	(1)	(2)	(1)	$(5)	(1)	(1)	(2)	(1)	(5)	(1)	(0)	(0)	(0)	(1)	(1)	(0)	(0)	(0)	(1)	(0)	(0)	(0)	(1)	(1)	(0)	(0)	(0)	(0)	(1)	(0)
Interest expense	4	4	4	3	$15	4	4	4	3	15	3	9	4	11	27	3	9	4	11	27	11	13	14	16	53	11	13	14	16	53	19
Loss on early extinguishment of debt	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	49	49	0	0	0	49	49	0
(Provision for) benefit from income taxes	11	24	9	16	$60	12	26	11	16	65	(22)	(32)	(47)	(46)	(145)	(25)	(54)	(30)	(39)	(148)	(22)	(73)	(31)	(60)	(186)	(23)	(76)	(35)	(59)	(193)	(25)
Depreciation and amortization	34	37	33	38	$141	46	50	45	50	191	38	34	37	39	148	52	49	52	53	206	34	36	34	50	154	48	49	45	54	196	44
EBITDA	77	131	69	72	$349	89	153	73	86	401	(42)	(121)	(169)	(257)	(590)	(82)	(228)	(270)	(362)	(942)	(91)	(80)	(89)	(145)	(406)	(164)	(142)	(141)	(150)	(596)	(53)

Restructuring charges(a)	1	0	4	6	12	1	0	4	3	9	5	8	76	116	206	14	20	107	123	265	(0)	(9)	4	19	14	4	(12)	12	19	23	2
Integration costs(b)	6	10	12	8	36	6	10	12	11	39	5	4	4	1	14	5	4	4	2	14	1	4	4	13	22	1	4	4	14	22	9
Mergers and acquisitions(c)	2	2	3	4	12	2	2	3	4	12	3	1	1	5	10	3	1	1	5	10	3	8	2	1	14	3	8	2	1	14	1
Separation costs	0	1	1	(0)	3	0	1	1	(0)	3	0	(0)	0	0	(0)	0	(0)	(0)	0	(0)	0	0	0	0	0	0	0	0	0	0	(0)
Equity-based compensation(d)	0	0	3	4	6	0	0	3	4	6	1	1	1	0	3	1	1	0	2	4	0	0	0	2	3	0	0	0	1	3	3
Other adjustments, net(e)	6	(7)	8	3	10	6	(8)	8	7	14	(8)	0	6	(3)	(6)	(13)	(1)	7	24	20	(3)	2	4	9	13	(2)	0	2	14	14	10
Adjusted EBITDA	$93	$137	$100	$97	$428	$106	$159	$104	$115	$484	$(38)	$(108)	$(81)	$(138)	$(363)	$(73)	$(204)	$(149)	$(205)	$(630)	$(90)	$(75)	$(74)	$(101)	$(340)	$(157)	$(142)	$(120)	$(101)	$(520)	$(28)

Parallel costs	n/a	n/a	n/a	n/a	n/a	0	0	1	0	1	n/a	n/a	n/a	n/a	n/a	0	0	0	0	2	n/a	n/a	n/a	n/a	n/a	0	0	0	0	1	n/a
Board expenses	n/a	n/a	n/a	n/a	n/a	1	1	1	1	4	n/a	n/a	n/a	n/a	n/a	1	1	1	1	3	n/a	n/a	n/a	n/a	n/a	1	1	1	1	4	n/a
TSA Admin fee & premium	n/a	n/a	n/a	n/a	n/a	0	0	0	0	0	n/a	n/a	n/a	n/a	n/a	0	0	0	0	0	n/a	n/a	n/a	n/a	n/a	0	0	0	0	0	n/a
PCI	n/a	n/a	n/a	n/a	n/a	2	1	0	1	4	n/a	n/a	n/a	n/a	n/a	0	0	0	0	0	n/a	n/a	n/a	n/a	n/a	0	(0)	0	0	0	n/a
Product investments	n/a	n/a	n/a	n/a	n/a	3	1	3	2	9	n/a	n/a	n/a	n/a	n/a	0	0	0	0	0	n/a	n/a	n/a	n/a	n/a	0	0	0	0	0	n/a
Pro Forma Management Adjusted EBITDA	n/a	n/a	n/a	n/a	n/a	$111	$162	$109	$119	$502	n/a	n/a	n/a	n/a	n/a	$(72)	$(203)	$(148)	$(204)	$(625)	n/a	n/a	n/a	n/a	n/a	$(156)	$(141)	$(119)	$(99)	$(515)	n/a

Reconcilation of total operating expenses to Adjusted Operating Expenses:
Total operating expenses	$472	$474	$466	$502	$1,913	n/a	n/a	n/a	n/a	n/a	$459	$298	$351	$434	$1,540	n/a	n/a	n/a	n/a	n/a	$255	$268	$320	$480	$1,323	n/a	n/a	n/a	n/a	n/a	$446
Adjustments:
Depreciation and amortization	(34)	(37)	(33)	(38)	(141)	n/a	n/a	n/a	n/a	n/a	(38)	(34)	(37)	(39)	(148)	n/a	n/a	n/a	n/a	n/a	(34)	(36)	(34)	(50)	(154)	n/a	n/a	n/a	n/a	n/a	(44)
Restructuring charges(a)	(1)	(0)	(4)	(6)	(12)	n/a	n/a	n/a	n/a	n/a	(5)	(8)	(76)	(116)	(206)	n/a	n/a	n/a	n/a	n/a	0	9	(4)	(19)	(14)	n/a	n/a	n/a	n/a	n/a	(2)
Integration costs(b)	(6)	(10)	(12)	(8)	(36)	n/a	n/a	n/a	n/a	n/a	(5)	(4)	(4)	(1)	(14)	n/a	n/a	n/a	n/a	n/a	(1)	(4)	(4)	(13)	(22)	n/a	n/a	n/a	n/a	n/a	(9)
Mergers and acquisitions(c)	(2)	(2)	(3)	(4)	(12)	n/a	n/a	n/a	n/a	n/a	(3)	(1)	(1)	(5)	(10)	n/a	n/a	n/a	n/a	n/a	(3)	(8)	(2)	(1)	(14)	n/a	n/a	n/a	n/a	n/a	(1)
Separation costs	(0)	(1)	(1)	0	(3)	n/a	n/a	n/a	n/a	n/a	(0)	0	(0)	(0)	0	n/a	n/a	n/a	n/a	n/a	(0)	(0)	(0)	(0)	(0)	n/a	n/a	n/a	n/a	n/a	0
Equity-based compensation(d)	0	0	(3)	(4)	(6)	n/a	n/a	n/a	n/a	n/a	(1)	(1)	(1)	(0)	(3)	n/a	n/a	n/a	n/a	n/a	(0)	(0)	(0)	(2)	(3)	n/a	n/a	n/a	n/a	n/a	(3)
Other adjustments, net(e)	(2)	(1)	(2)	(2)	(7)	n/a	n/a	n/a	n/a	n/a	(1)	(2)	(2)	(3)	(8)	n/a	n/a	n/a	n/a	n/a	(2)	(2)	(3)	(13)	(21)	n/a	n/a	n/a	n/a	n/a	(10)
Adjusted Operating Expenses	$426	$422	$408	$440	$1,696	n/a	n/a	n/a	n/a	n/a	$407	$249	$229	$266	$1,151	n/a	n/a	n/a	n/a	n/a	$215	$228	$270	$382	$1,095	n/a	n/a	n/a	n/a	n/a	$377

Reconcilation of net cash provided by (used in) operating activties to Free Cash Flow:
Net cash provided by (used in) operating activities	$42	$57	$99	$30	$227	n/a	n/a	n/a	n/a	n/a	$25	$(11)	$(118)	$(145)	$(250)	n/a	n/a	n/a	n/a	n/a	$(114)	$(122)	$(107)	$(169)	$(512)	n/a	n/a	n/a	n/a	n/a	$(154)
Less: Purchase of property and equipment	(18)	(13)	(14)	(17)	(62)	n/a	n/a	n/a	n/a	n/a	(17)	(11)	(7)	(10)	(47)	n/a	n/a	n/a	n/a	n/a	(9)	(9)	(10)	(16)	(44)	n/a	n/a	n/a	n/a	n/a	(21)
Free Cash Flow	$24	$45	$84	$13	$165	n/a	n/a	n/a	n/a	n/a	$7	$(23)	$(126)	$(156)	$(297)	n/a	n/a	n/a	n/a	n/a	$(123)	$(131)	$(117)	$(185)	$(556)	n/a	n/a	n/a	n/a	n/a	$(175)

Footnotes:

1) TTV has been revised to exclude JVs.

2) Pro Forma adjustments assume that the Company acquired Egencia, Ovation and DER as of January 1, 2019 and include a constant currency adjustment.

Non-GAAP Footnotes:

a) Represents severance and related expenses due to restructuring activities.

b) Represents expenses related to the integration of businesses acquired.

c) Represents expenses related to business acquisitions, including potential business acquisitions, and includes pre-acquisition due diligence and related activities costs.

d) Represents non-cash equity-based compensation expense related to the management incentive plan.

e) Excludes long-term incentive plan expense, litigation and professional services costs, unrealized foreign exchange (losses) gains, loss on sale of business and non-service component of our net periodic pension benefit (cost) related to our defined benefit pension plans.

Liquidity Highlights $329M $250M $324M $42M $69M $876M $707M 3/31/22 Cash Balance 1 Delayed Draw & Revolver PIPE Proceeds APSG Cash in Trust 3/31/22 PF Liquidity Business Combination Transaction Fees Paid at Closing 2 PF Liquidity Before Preferred Equity Paydown 1. 3/31/2022 balance excludes $11M of restricted cash 2. Remaining transaction fees of $11M to be paid in Q2 2022 ▪ Have $707M of pro forma liquidity, as of 3/31/22 2 ▪ December 2021 debt refinancing provided an incremental $400M of financing ▪ Upsized and oversubscribed fully committed PIPE investment added $324M ▪ Long - term net leverage target of 2x with flexibility to increase to up to 3x to execute M&A ▪ 3/31/22 pro forma net leverage ratio of 1.1X, (based on 2023 Adjusted EBITDA forecast) Strong Liquidity Position After Pending Business Combination 1 $168M Preferred Equity Paydown